Supplement to the
                 Standard and Service Class Prospectuses of the
                    Lincoln Variable Insurance Products Trust
                              Dated April 30, 2008
               as Supplemented October 23, 2008, January 26, 2009,
                    February 13, 2009, and February 20, 2009


                      LVIP UBS Global Asset Allocation Fund

At its December 8-9, 2008 meeting, the Board of Trustees of the Lincoln Variable Insurance Products Trust (the "Trust") considered and approved an Agreement and Plan of Reorganization ("Reorganization Agreement") relative to the LVIP UBS Global Asset Allocation Fund (the "UBS Fund"), a series of the Trust. The Reorganization Agreement provides for the acquisition of the UBS Fund's assets and the assumption of its liabilities by the LVIP Delaware Foundation(R) Aggressive Allocation Fund (the "Aggressive Allocation Fund"), a newly formed series of the Trust, in exchange for shares of the Aggressive Allocation Fund. Shareholders of the UBS Fund will become shareholders of the Aggressive Allocation Fund, and the UBS Fund will subsequently be terminated. The Board determined that a reorganization of the UBS Fund is in the best interests of the shareholders and that the interests of the shareholders will not be diluted as a result of the reorganization.

Shareholders of the UBS Fund will be asked to vote to approve the reorganization. If the shareholders approve the reorganization, it is expected to take place in the second quarter of 2009.


                           LVIP Delaware Managed Fund

At its December 8-9, 2008 meeting, the Board of Trustees of the Lincoln Variable Insurance Products Trust (the "Trust") considered and approved an Agreement and Plan of Reorganization ("Reorganization Agreement") relative to the LVIP Delaware Managed Fund (the "Managed Fund"), a series of the Trust. The Reorganization Agreement provides for the acquisition of the Managed Fund's assets and the assumption of its liabilities by the LVIP Delaware Foundation(R) Conservative Allocation Fund (the "Conservative Allocation Fund"), a newly formed series of the Trust, in exchange for shares of the Conservative Allocation Fund. Shareholders of the Managed Fund will become shareholders of the Conservative Allocation Fund, and the Managed Fund will subsequently be terminated. The Board of Trustees determined that the reorganization of the Managed Fund is in the best interests of the shareholders and that the interests of the shareholders will not be diluted as a result of the reorganization.

Shareholders of the Managed Fund will be asked to vote to approve the reorganization. If the shareholders approve the reorganization, it is expected to take place in the second quarter of 2009.


This Supplement is dated February 20, 2009.





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